EXHIBIT 1



                             JOINT FILING AGREEMENT

          The undersigned hereby agree that the Statement on Schedule 13D, dated as of the date hereof (the "Statement"), with respect to the ordinary stock, par value NIS 1.00 per share, of Delta Galil Industries Ltd. is, and any amendments thereto executed by each of us shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934, as amended, and that this Agreement shall be included as an Exhibit to the Statement and each such amendment. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 3rd day of September, 2004.

                            [Signature Pages Follow]


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                                           WAFRA ACQUISITION FUND 11, L.P.


                                            By: WAFRA PARTNERS, L.P., as General
                                            Partner

                                            By: WAFRA PARTNERS, INC., as General
                                            Partner of WAFRA PARTNERS, L.P.


                                            /s/     Anthony G. Barbuto
                                            ------------------------------------
                                                         Signature

                                                    Anthony G. Barbuto/President
                                            ------------------------------------
                                                         Name/Title


                                            WAFRA PARTNERS, INC.


                                            /s/     Anthony G. Barbuto
                                            ------------------------------------
                                                         Signature

                                                    Anthony G. Barbuto/President
                                            ------------------------------------
                                                         Name/Title


                                            MANHATTAN INTERNATIONAL
                                            MANAGEMENT & CONSULTING LTD.


                                            /s/     Anthony G. Barbuto
                                            ------------------------------------
                                                         Signature

                                                    Anthony G. Barbuto/Secretary
                                            ------------------------------------
                                                         Name/Title